UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2019

NexTier Oilfield Solutions Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37988	38-4016639
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

3990 Rogerdale Rd.
Houston,	Texas	77042
(Address of principal executive offices)		(Zip Code)
(713) 325-6000
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $0.01, par value	NEX	New York Stock Exchange

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.
As previously announced, on October 31, 2019, NexTier Oilfield Solutions Inc., formerly known as Keane Group, Inc. ("NexTier"), and C&J Energy Services, Inc. (“C&J”) completed their merger in accordance with the terms of the Agreement and Plan of Merger, dated as of June 16, 2019, by and among NexTier, C&J and King Merger Sub Corp., a wholly owned subsidiary of NexTier (“Merger Sub”), pursuant to which Merger Sub merged with and into C&J, with C&J surviving the merger as a wholly owned subsidiary of NexTier (the “Merger”), and immediately following the Merger, C&J was merged with and into King Merger Sub II LLC (“LLC Sub”), with LLC Sub continuing as the surviving entity as a wholly-owned subsidiary of NexTier and as the successor to C&J.
NexTier believes that certain operational information as of September 30, 2019 of C&J and its consolidated subsidiaries may be of interest to NexTier's shareholders. The information in Exhibit 99.3 is furnished pursuant to this Item 7.01, and shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01 Other Events.
NexTier is filing (i) C&J’s (titled as LLC Sub as successor in interest to C&J) unaudited condensed consolidated financial statements as of and for the nine months ended September 30, 2019 and (ii) updated unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2019 and for the year ended December 31, 2018.
The unaudited Condensed Consolidated Balance Sheets as of September 30, 2019 and December 31, 2018, unaudited Condensed Consolidated Statements of Operations for the three and nine months ended September 30, 2019 and 2018, unaudited Condensed Consolidated Statements of Comprehensive Income (Loss) for the three and nine months ended September 30, 2019 and 2018, unaudited Condensed Consolidated Statements of Changes in Stockholders’ Equity for the nine months ended September 30, 2019 and 2018, unaudited Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2019 and 2018 of C&J (titled as LLC Sub as successor in interest to C&J) and the notes related thereto are attached as Exhibit 99.1 hereto.
The unaudited pro forma condensed combined financial information and the notes related thereto (the “pro forma financial information”) are included as Exhibit 99.2, and include (i) the unaudited pro forma Condensed Combined Balance Sheet as of September 30, 2019 giving effect to the Merger as if the Merger had been completed on September 30, 2019, and (ii) the unaudited pro forma Condensed Combined Statement of Operations for the year ended December 31, 2018 and the nine months ended September 30, 2019 giving effect to the Merger as if the Merger had been completed on January 1, 2018.
The unaudited pro forma financial information attached in Exhibit 99.2 has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the Merger occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that NexTier will experience after the Merger.

Item 9.01 Financial Statements and Exhibits.
 (d) Exhibits

Exhibit No.	Description

99.1
The unaudited Condensed Consolidated Balance Sheets as of September 30, 2019 and December 31, 2018, unaudited Condensed Consolidated Statements of Operations for the three and nine months ended September 30, 2019 and 2018, unaudited Condensed Consolidated Statements of Comprehensive Income (Loss) for the three and nine months ended September 30, 2019 and 2018, unaudited Condensed Consolidated Statements of Changes in Stockholders’ Equity for the nine months ended September 30, 2019 and 2018, unaudited Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2019 and 2018.

99.2
The unaudited pro forma Condensed Combined Balance Sheet as of September 30, 2019 and the unaudited pro forma Condensed Combined Statement of Operations for the year ended December 31, 2018 and the nine months ended September 30, 2019.

99.3	Certain Operational Information as of September 30, 2019.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2019	NEXTIER OILFIELD SOLUTIONS INC

	By:	/s/ Kevin McDonald
	Name:	Kevin McDonald
	Title:	Executive Vice President, Chief Administrative Officer & General Counsel